MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED MAY 27, 2016 TO

PROSPECTUS DATED JULY 31, 2015

1.	For the Money Market Fund and Municipal Money Market Fund, the Prospectus is supplemented as follows:

Effective on or before October 14, 2016, each of the Money Market Fund and Municipal Money Market Fund (each a “Fund” and collectively, the “Funds”) intends to qualify and operate as a “retail money market fund,” as defined in Rule 2a-7 of the Investment Company Act of 1940, as amended. As a “retail money market fund” under Rule 2a-7, a Fund (1) is permitted to continue to use the amortized cost method of valuation to seek to maintain a stable net asset value (“NAV”) of $1.00 share price, and (2) effective October 14, 2016, may impose a liquidity fee upon the redemption of your shares or may temporarily suspend your ability to redeem shares if the Fund’s weekly liquid assets falls below certain minimums and the Fund’s Board of Trustees determines that the liquidity fee or suspension of redemptions is in the best interests of the Fund.

On or before October 14, 2016, the Funds will adopt policies and procedures reasonably designed to limit all beneficial owners of the Funds to natural persons. A natural person is an individual human being with a social security number, taxpayer identification number, passport, and/or other government-issued identification evidencing nationality or residence. Shareholders must furnish to a Fund, or an authorized financial intermediary, if any, an account application that provides certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms that such shareholder is a natural person. Shareholders who do not qualify as a natural person, such as institutional investors, will not be permitted to own shares of the Funds, and such shareholders must redeem any shares held in the Funds prior to October 14, 2016 or will be involuntarily redeemed. Such shareholders will be provided advance written notice prior to being involuntarily redeemed.

2.	Effective immediately, checkwriting privileges directly from your Fund account(s) are being discontinued for the Money Market Fund and Municipal Money Market Fund. Any checks presented for payment prior to September 1, 2016 will be honored. For the Money Market Fund and Municipal Money Market Fund, the fourth bullet point of the second paragraph under the sections entitled “FUND SUMMARIES – Purchase and Sale of Fund Shares” beginning on pages 9 and 12 of the Prospectus is deleted in its entirety. This change will not impact checkwriting privileges offered through any financial intermediaries, including affiliates of Northern Trust and any associated Northern Trust cash sweep accounts.

3.	The first sentence of the first paragraph under the section entitled “PURCHASING AND SELLING SHARES – Selling Shares – By Check” on page 25 of the Prospectus is replaced with the following:

For the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund, if you authorize the checkwriting privilege directly from your Fund account on your New Account Application, you may redeem shares of the Funds by check in amounts of $250 or more.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MM SPT (5/16)

NORTHERN FUNDS PROSPECTUS